SUPPLEMENT TO THE PROSPECTUS
                                       OF
                         EVERGREEN FUND FOR TOTAL RETURN
                                  (THE "FUND")



         Effective June 17, 1998, the section of the prospectus of the Fund entitled "Portfolio Managers" under "Service Providers" is hereby supplemented to reflect the following change:

         Harlan Sonderling has been the portfolio manager of Evergreen Fund for Total Return since June 1998. He has been a senior research analyst with Keystone and has played a significant role in the analysis and selection of Fund investments since joining Keystone in January 1996. Prior to joining Keystone, Mr. Sonderling was an equity portfolio manager and equity research analyst with Putnam Investments from 1992 to 1995.





June 17, 1998

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